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                                                                    Exhibit 10.3


                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT
                      -------------------------------------

         THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT dated as of May 7, 2001 (this "Amendment") is made and entered into by and among UBS CAPITAL AMERICAS III, L.P., a Delaware limited partnership ("Americas"), UBS CAPITAL LLC, a Delaware limited liability company ("UBS Capital" and together with Americas, the "Purchasers") and IFX CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

         WHEREAS, Purchasers and the Company are parties to that certain Stock Purchase Agreement dated as of March 13, 2001 (the "Purchase Agreement"); and

         WHEREAS, the Company and Purchasers desire to amend the Purchase Agreement as set forth below, which amendment have been approved by the unanimous consent of the Board of Directors of the Company.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. The Schedule of Purchasers attached to the Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule of Purchasers attached hereto as Exhibit A.

         2. Counterparts. This Amendment may be executed in one or more counterparts and all such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         3. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

         4. Defined Terms. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         5. Continuance of Purchase Agreement. Except as provided herein, the terms of the Purchase Agreement shall continue in full force and effect.
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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the first date written above.


                                       IFX CORPORATION


                                       By:   /s/ Joel Eidelstein
                                             --------------------------
                                             Name:    Joel Eidelstein
                                             Title: President


                                       UBS CAPITAL AMERICAS III, L.P.

                                       By:   UBS CAPITAL AMERICAS III, LLC



                                             By:  /s/ Mark O. Lama
                                                  Name: Mark O. Lama
                                                  Title: Principal


                                             By:  /s/ Marc A. Unger
                                                  Name: Marc A. Unger
                                                  Title: Chief Financial Officer

                                       UBS CAPITAL LLC



                                       By:   /s/ Mark O. Lama
                                             Name:    Mark O. Lama
                                             Title: Attorney-in-fact



                                       By:   /s/ Marc A. Unger
                                             Name: Marc A. Unger
                                             Title: Attorney-in-fact



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                                    EXHIBIT A
                                    ---------

                             SCHEDULE OF PURCHASERS

                                 IFX Corporation

                            Series B Preferred Stock

----------------------------------- ---------------------- ---------------------
                                     Number of Shares of   Number of Shares of
                                      Class I Series B      Class II Series B
                Purchaser              Preferred Stock      Preferred Stock
----------------------------------- ---------------------- ---------------------
UBS Capital Americas III, L.P.              3,794,421           402,928
----------------------------------- ---------------------- ---------------------
UBS Capital LLC                               199,706            21,207
----------------------------------- ---------------------- ---------------------




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